SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 10, 2003


                           MTI TECHNOLOGY CORPORATION
               (Exact name of Registrant as specified in charter)


         Delaware                      0-23418                   95-3601802
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


         14661 Franklin Avenue, Tustin, California               92780
        -----------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)


                                 (714) 481-7800
                                 --------------
              (Registrant's telephone number, including area code)


              4905 East La Palma Avenue, Anaheim, California 92807
         ---------------------------------------------------------------
         (Former name or former address, if changed, since last report.)





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Item 7. Financial Statements and Exhibits.

         (a) - (b) Not applicable.

         (c)       Exhibits.

                   The following exhibit is filed herewith:

Exhibit
Number             Description
------             -----------
99.1               Press release, dated July 10, 2003, issued by MTI Technology
                   Corporation


Item 9. Regulation FD Disclosure (Information Provided Under Item 12).

     On July 10, 2003, MTI Technology Corporation issued a press release to report its financial results for the fiscal 2003 fourth quarter and year ended April 5, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     All of the foregoing information is being furnished under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MTI TECHNOLOGY CORPORATION

Date:  July 10, 2003                                  /s/_Mark_A._Franzen_______
                                                      Mark A. Franzen
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number             Description
------             -----------
99.1               Press release, dated July 10, 2003, MTI Technology
                   Corporation